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                              Goldman Sachs Trust
                       Goldman Sachs Research Select Fund

                            Class A, B and C Shares
                              Institutional Shares
                                 Service Shares

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                       Supplement dated July 31, 2001 to
                      Prospectuses dated December 29, 2000
The Goldman Sachs Research Select Fund (the "Fund") is closed to new investors effective July 31, 2001. Purchases into new accounts will be accepted only through the close of business on July 31, 2001. After July 31, 2001, purchases into new accounts generally will no longer be accepted.

The following investors may continue to make additional purchases and to rein-vest dividends and capital gains into their accounts:

  .Current Fund shareholders; and

  .Qualified Defined Contribution Retirement Plans (for example, 401(k) plans, profit sharing plans and money purchase pension plans), as well as 403(b) plans and 457 plans that currently offer the Fund as an available investment vehicle to their participants.

Once a shareholder closes all accounts in the Fund, additional investments may not be accepted.

Exchanges into the Fund from other Goldman Sachs Funds are not permitted.

The Fund may resume sales of shares to new investors at some future date, but it has no present intention to do so.

RESSTCK 7-01